Supplement dated January 31, 2025
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	1/1/2025
Robert Cameron, one of the Fund's portfolio managers, has announced plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, effective June 30, 2025. Until then, Mr. Cameron will serve as a Portfolio Manager of the Fund. In addition, Mr. Cory Unal is added as Portfolio Manager to the Fund effective immediately. Accordingly, the following changes to the Fund's Prospectus and Summary Prospectus are effective immediately:
The portfolio manager information under the heading "Fund Management" in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following through June 30, 2025, at which time the information with respect to Robert Cameron is hereby removed:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2008
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2008
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Senior Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	2021
Cory Unal, CFA	Portfolio Manager	Portfolio Manager	January 2025
The rest of the section remains the same.
Effective January 31, 2025, the following information will be added under the subsection “Primary Service Provider Contracts - Investment Manager” in the “More Information About the Fund" section of the Prospectus:
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time, the Investment Manager  (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the fund. These Participating Affiliates will provide services to the fund and other accounts of the Investment Manager  (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the fund.
The rest of the section remains the same.
The portfolio manager information under the heading "Primary Service Provider Contracts - Portfolio Managers" in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following through June 30, 2025, at which time the information with respect to Robert Cameron is hereby removed:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2008
Robert Cameron	Senior Portfolio Manager	Portfolio Manager	2008
Perry Vickery, CFA	Senior Portfolio Manager	Portfolio Manager	2017
Derek Lin, CFA	Senior Portfolio Manager	Portfolio Manager	2020
Darren Powell, CFA	Senior Portfolio Manager	Portfolio Manager	2021
Cory Unal, CFA	Portfolio Manager	Portfolio Manager	January 2025
Mr. White joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.
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Mr. Cameron joined one of the Columbia Management legacy firms or acquired business lines in 2008. He was a portfolio manager and managing member of Cameron Global Investments LLC during the period 2003 to 2008. Mr. Cameron began his investment career in 1983 and earned a B.A. from the University of Toronto. Mr. Cameron is retiring from Columbia Management effective June 30, 2025. As such, he will no longer be a portfolio manager of the Fund after that date.
Mr. Vickery joined the Investment Manager in 2010. Mr. Vickery began his investment career in 2006 and earned a B.B.A. at the University of Georgia and an MBA from the Kellogg School of Management at Northwestern University.
Mr. Lin joined the Investment Manager in 2019. Prior to joining the Investment Manager, Mr. Lin worked as a senior analyst at Yulan Capital, LLC Group and previously worked as an analyst at Surveyor Capital (Citadel, LLC.), Merchants’ Gate Capital, LP and J.P. Morgan Securities. Mr. Lin began his investment career in 2006 and earned a Bachelor of Commerce degree from Queen’s University and an MBA from the Wharton School, University of Pennsylvania.
Mr. Powell joined the Investment Manager in 2016. Prior to joining the Investment Manager, Mr. Powell was an equity research analyst at Wellington Management from 2004 to 2016. Mr. Powell began his investment career in 2000 and earned a B.A. from Colby College.
Mr. Unal joined the Investment Manager in 2015. Mr. Unal began his investment career in 2015 and earned an MSc in Finance & Investment from Durham University Business School and a BSc in Physics from Durham University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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